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                                                                   EXHIBIT 10.14

                       THIRD AMENDMENT TO CREDIT AGREEMENT


     THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this "Third Amendment") is dated as of the 12th day of February, 1996, and entered into among MICHAELS STORES, INC., Delaware corporation ("Company"), the Lenders signatory hereto, NATIONSBANK OF TEXAS, N.A., a national banking association, individually and as Administrative Lender (in such latter capacity, the "Administrative Lender"), and BANK OF AMERICA ILLINOIS, a national banking association, individually and as Co-Agent.

                                   WITNESSETH:

     WHEREAS, Company, the Lenders, and the Administrative Lender entered into a First Amended and Restated Credit Agreement, effective as of June 18, 1994 (as amended, restated, or otherwise modified from time to time, including without limitation, as amended by that certain First Amendment to Credit Agreement dated as of April 26, 1995, among the parties hereto, and that certain Second Amendment to Credit Agreement dated as of September 1, 1995 among the parties hereto, the "Credit Agreement");

     WHEREAS, the Lenders, Company, and the Administrative Lender have agreed to amend the Credit Agreement to make certain changes to the terms therein; and

     WHEREAS, the Lenders, the Administrative Lender, and Company have agreed to modify the Credit Agreement upon the terms and conditions set forth below;

     NOW, THEREFORE, for valuable consideration hereby acknowledged, Company, the Lenders and the Administrative Lender agree as follows:

     SECTION 1. DEFINITIONS. Unless specifically defined or redefined below, capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement.

     SECTION 2.  AMENDMENTS.

          (a) The definition of "Debt" in the Credit Agreement is hereby amended to read in its entirety as follows:

          "DEBT" means, with respect to Company and its Subsidiaries, (i) all indebtedness, direct or indirect, whether or not represented by bonds, debentures, notes or other securities, for the repayment of money borrowed, (ii) all deferred indebtedness for the payment of the purchase price of property or assets purchased, (iii) all indebtedness under any lease which, under GAAP, is required to be capitalized for balance sheet purposes (other than Tax Retention Leases), (iv) all guaranties, endorsements, assumptions or other contingent obligations, in respect of, or to purchase or otherwise acquire, indebtedness of others, (v) all contingent obligations (as defined in accordance with GAAP) of any type whatsoever (excluding contingent obligations arising as a result of litigation listed on SCHEDULE

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          5.05 or with respect to which Company's reasonable expectation is that such litigation will result in a liability or other obligation of less than $1,000,000 in the aggregate for Company or any such Subsidiary); and (vi) all indebtedness secured by any mortgage, pledge, security interest or lien existing on property owned by any of Company and its Subsidiaries, whether or not the indebtedness secured thereby shall have been assumed by any of Company and its Subsidiaries; provided that under no circumstances shall trade payables of Company and its Subsidiaries incurred in the ordinary course of business be included in this definition of "Debt".

          (b) The definition of "Tax Retention Lease" is hereby added to the Credit Agreement and shall read in its entirety as follows:

          "Tax Retention Leases" means any lease of Company or any of its Subsidiaries which, at the time entered into by Company and/or its Subsidiaries, is or was treated as an operating lease for accounting purposes under GAAP and as a capital lease for tax reporting purposes.

          (c) Section 7.02 of the Credit Agreement is hereby amended by adding the following clause (vi) at the end of the second sentence thereof:

          and (vi) the capital lease obligations incurred from time to time for point-of-sale equipment and store systems, and services and equipment supporting this equipment and systems, the obligations under which do not exceed $32,000,000 in the aggregate throughout the term of this Agreement.

          (d) Section 7.03(a) of the Credit Agreement is hereby amended by adding the following clause (iv) at the end of clause (a) thereof:

          and (iv) Liens, if any, created by capital lease obligations incurred from time to time for point-of-sale equipment and store systems, and services and equipment supporting this equipment and systems, the obligations under which do not exceed $32,000,000 in the aggregate throughout the term of this Agreement.

          (e) Section 7.14 is hereby added to the Credit Agreement is hereby amended and shall read in its entirety as follows:

          Section 7.14. FINANCIAL OR COVENANT COMPLIANCE. Notwithstanding the reporting requirements of GAAP, in no event will any Tax Retention Lease be considered a capital lease for financial or other covenant compliance.

     SECTION 3. CONDITIONS PRECEDENT. This Third Amendment shall not be effective until all proceedings of Company taken in connection with this Third Amendment and the transactions contemplated hereby shall be satisfactory in form and substance to the Administrative Lender


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and Lenders, and the Administrative Lender and Lenders shall have each received such documents, instruments, and certificates, in form and substance satisfactory to the Lenders, as the Lenders shall deem necessary or appropriate in connection with this Third Amendment and the transactions contemplated hereby.

     SECTION 4. REPRESENTATIONS AND WARRANTIES. Company represents and warrants to the Lenders and the Administrative Lender that (a) this Third Amendment constitutes its legal, valid, and binding obligations, enforceable in accordance with the terms hereof (subject as to enforcement of remedies to any applicable bankruptcy, reorganization, moratorium, or other laws or principles of equity affecting the enforcement of creditors' rights generally),
(b) there exists no Event of Default or Default under the Credit Agreement both before and after giving effect to this Third Amendment, (c) its representations and warranties set forth in the Credit Agreement and other Loan Papers are true and correct on the date hereof both before and after giving effect to this Third Amendment, (d) it has complied with all agreements and conditions to be complied with by it under the Credit Agreement and the other Loan Papers by the date hereof, (e) the Credit Agreement, as amended hereby, and the other Loan Papers remain in full force and effect, and (f) no notice to, or consent of, any Person is required under the terms of any agreement of Company in connection with the execution of this Third Amendment.

     SECTION 5. FURTHER ASSURANCES. Company shall execute and deliver such further agreements, documents, instruments, and certificates in form and substance satisfactory to the Administrative Lender, as the Administrative Lender or any Lender may deem necessary or appropriate in connection with this Third Amendment.

     SECTION 6. COUNTERPARTS. This Third Amendment and the other Loan Papers may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument. In making proof of any such agreement, it shall not be necessary to produce or account for any counterpart other than one signed by the party against which enforcement is sought.

     SECTION 7. ENTIRE AGREEMENT. THIS THIRD AMENDMENT AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     SECTION 8. GOVERNING LAW. (a) THIS THIRD AMENDMENT AND ALL LOAN PAPERS SHALL BE DEEMED CONTRACTS MADE UNDER THE LAWS OF TEXAS AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF TEXAS, EXCEPT TO THE EXTENT (A) FEDERAL LAWS GOVERN THE VALIDITY, CONSTRUCTION, ENFORCEMENT AND INTERPRETATION OF ALL OR ANY PART OF THIS THIRD AMENDMENT AND ALL LOAN PAPERS OR
(B) STATE LAW GOVERNS UCC COLLATERAL INTERESTS FOR PROPERTIES OF COMPANY AND THE SUBSIDIARIES OUTSIDE THE STATE OF


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OF TEXAS.  WITHOUT EXCLUDING ANY OTHER JURISDICTION, COMPANY AND EACH SUBSIDIARY
AGREES THAT THE COURTS OF TEXAS WILL HAVE JURISDICTION OVER PROCEEDINGS IN CONNECTION HEREWITH.

     (b) COMPANY AND EACH SUBSIDIARY HEREBY WAIVES PERSONAL SERVICE OF ANY LEGAL PROCESS UPON IT. IN ADDITION, COMPANY AND EACH SUBSIDIARY AGREES THAT SERVICE OF PROCESS MAY BE MADE UPON IT BY REGISTERED MAIL (RETURN RECEIPT REQUESTED) DIRECTED TO COMPANY AT ITS ADDRESS DESIGNATED FOR NOTICE UNDER THIS THIRD AMENDMENT AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON RECEIPT BY COMPANY. NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE LENDER OR ANY LENDER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

     SECTION 9. WAIVER OF JURY TRIAL. TO THE MAXIMUM EXTENT PERMITTED BY LAW, COMPANY, EACH SUBSIDIARY AND EACH LENDER HEREBY WAIVES ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE (WHETHER A CLAIM IN TORT, CONTRACT, EQUITY, OR OTHERWISE) ARISING UNDER OR RELATING TO THIS THIRD AMENDMENT, THE OTHER LOAN PAPERS, OR ANY RELATED MATTERS, AND AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

     IN WITNESS WHEREOF, this Third Amendment to Credit Agreement is executed as of the date first set forth above.


COMPANY:                   MICHAELS STORES, INC.


                                  /s/ Kristen L. Magnuson
                           -----------------------------------------------------
                           By:    Kristen L. Magnuson
                                  ----------------------------------------------
                           Its:   Vice President - Finance and Business Planning
                                  ----------------------------------------------


LENDERS: NATIONSBANK OF TEXAS N.A., as Administrative Lender, and individually as a Lender

                                  /s/ Joseph G. Taylor
                           -----------------------------------------------------
                           By:    Joseph G. Taylor
                           Its:   Senior Vice President


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                           BANK OF AMERICA ILLINOIS, as Co-Agent and as a Lender

                                  /s/ Jody B. Schneider
                           -----------------------------------------------------
                           By:    Jody B. Schneider
                                  ----------------------------------------------
                           Its:   Vice President
                                  ----------------------------------------------


                           BANK ONE, TEXAS, N.A., as a Lender

                                  /s/ Alan L. Miller
                           -----------------------------------------------------
                           By:    Alan L. Miller
                                  ----------------------------------------------
                           Its:   Vice President
                                  ----------------------------------------------


                           CREDIT LYONNAIS NEW YORK BRANCH, as a Lender

                                  /s/ Alain Papiasse
                           -----------------------------------------------------
                           By:    Alain Papiasse
                                  ----------------------------------------------
                           Its:   Executive Vice President
                                  ----------------------------------------------


                           FIRST INTERSTATE BANK OF TEXAS, N.A., as a Lender

                                  /s/ Susan L. Coulter
                           -----------------------------------------------------
                           By:    Susan L. Coulter
                                  ----------------------------------------------
                           Its:   Vice President
                                  ----------------------------------------------


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                           MELLON BANK, N.A., as a Lender

                                  /s/ Marc T. Kennedy
                           -----------------------------------------------------
                           By:    Marc T. Kennedy
                                  ----------------------------------------------
                           Its:   Assistant Vice President
                                  ----------------------------------------------


                           THE BOATMEN'S NATIONAL BANK OF ST. LOUIS, as a Lender



                                  /s/ David T. Wilsdorf
                           -----------------------------------------------------
                           By:    David T. Wilsdorf
                                  ----------------------------------------------
                           Its:   Vice President
                                  ----------------------------------------------


                           UNITED STATES NATIONAL BANK OF OREGON, as a Lender

                                  /s/ Douglas A. Rich
                           -----------------------------------------------------
                           By:    Douglas A. Rich
                                  ----------------------------------------------
                           Its:   Vice President
                                  ----------------------------------------------


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AGREED AND ACCEPTED:  The following guarantors agree and accept the above increase the Commitment:

MICHAELS OF CANADA, INC.

/s/ Kristen L. Magnuson
- ------------------------------
By:   Kristen L. Magnuson
Its:  Treasurer


LEEWARDS CREATIVE CRAFTS, INC.

/s/ Kristen L. Magnuson
- ------------------------------
By:   Kristen L. Magnuson
Its:  Vice President - Finance and Business Planning


MICHAELS INTERNATIONAL FINANCE, INC.
5931, INC.
TREASURE HOUSE STORES, INC.
OREGON CRAFT & FLORAL SUPPLY CO., INC.
OREGON CRAFT & FLORAL SUPPLY CO. II, INC.
OREGON CRAFT & FLORAL SUPPLY CO. III, INC.
OREGON CRAFT & FLORAL SUPPLY CO. IV, INC.
OREGON CRAFT & FLORAL SUPPLY CO. V, INC.
OREGON CRAFT & FLORAL SUPPLY CO. VI, INC.
OREGON CRAFT & FLORAL SUPPLY CO. VII, INC.
OREGON CRAFT & FLORAL SUPPLY CO. VIII, INC.
OREGON CRAFT & FLORAL SUPPLY CO. IX, INC.
HABIF & ROSS ENTERPRISES, INC.
RIVERSIDE CRAFT & FLORAL SUPPLY CO., INC.
SAN DIEGO CRAFT & FLORAL SUPPLY CO. INC.
MISSION VIEJO CRAFT & FLORAL, INC.
H.F.C.S., INC.
SAN LEANDRO CRAFT & FLORAL SUPPLY COMPANY, INC.
ORANGE CRAFT & FLORAL SUPPLY CO., INC.
H & H CRAFT & FLORAL SUPPLY CO. #9, INC.
OC&F NUMBER 18, INC.
MICHAELS OF PUERTO RICO, INC.


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AARON BROTHERS, INC.
AARON BROTHERS HOLDINGS, INC.
AARON BROTHERS ART MARTS, INC.


/s/ Kristen L. Magnuson
- ------------------------------
By:   Kristen L. Magnuson
Its:  Vice President


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